                                                             EXHIBIT NUMBER (21)
                                                             TO 2000 FORM 10-K

                    NORTHERN TRUST CORPORATION SUBSIDIARIES
                              AS OF MARCH 1, 2001

                                                               Percent                 Jurisdiction of
                                                                Owned                  Incorporation
                                                               --------                ----------------
The Northern Trust Company                                         100%                Illinois
   Norlease, Inc.                                                  100%                Delaware
      TNT-NL Leasing I, Inc.                                       100%                Delaware
   MFC Company, Inc.                                               100%                Delaware
   The Northern Trust Company, Canada                              100%                Ontario, Canada
   Nortrust Nominees Ltd.                                          100%                London
   The Northern Trust Company U.K. Pension Plan Limited            100%                London
   The Northern Trust International Banking Corporation            100%                Edge Act
      The Northern Trust Company of Hong Kong Limited            99.99%                Hong Kong
      Northern Trust Trade Services Limited                         99%                Hong Kong
      Northern Trust Fund Managers (Ireland) Limited               100%                Ireland
      Northern Trust Global Investments (Europe) Limited           100%                London
      Northern Trust (Ireland) Limited                             100%                Ireland
         Northern Trust Investor Services (Ireland) Limited        100%                Ireland
         Northern Trust Custodial Services (Ireland)               100%                Ireland
         Northern Trust Fund Services (Ireland) Limited            100%                Ireland
         Northern Nominees (Ireland) Limited                       100%                Ireland
         Northern Trust Property Services (Ireland) Limited        100%                Ireland
   NTG Services LLC                                                100%                Delaware LLC
      NT Mortgage Holdings LLC                                    99.6%                Delaware LLC
   Northern Trust Investments, Inc.                                100%                Illinois

Northern Trust of Florida Corporation                              100%                Florida
   Northern Trust Cayman International, Ltd.                       100%                Cayman Islands,
                                                                                       BWI
   Northern Trust Bank of Florida N.A.                             100%                National Bank
      Realnor Properties, Inc.                                     100%                Florida
      Realnor Special Properties, Inc.                             100%                Florida
      Realnor 1177, Inc.                                           100%                Florida
      Realnor Hallandale, Inc.                                     100%                Florida
      Northern Annuity Sales, Inc.                                 100%                Florida

Nortrust of Arizona Holding Corporation                            100%                Arizona
   Northern Trust Bank of Arizona N.A.                             100%                National Bank

Northern Trust of California Corporation                           100%                Delaware
   Northern Trust Bank of California N.A.                          100%                National Bank

Berry, Hartell, Evers & Osborne, Inc.                              100%                Delaware,
                                                                                       (INACTIVE)

                    NORTHERN TRUST CORPORATION SUBSIDIARIES
                              AS OF MARCH 1, 2001
                                 (continued)

                                               Percent        State of
                                                Owned       Incorporation
                                               --------     -------------
Metroplex Bancshares, Inc.                         100%     Texas
   Metroplex Delaware Financial Corporation        100%     Delaware
      Northern Trust Bank of Texas N.A.           16.2%     National Bank

Fiduciary Services Inc.                            100%     Texas
                                                            (INACTIVE)

Northern Trust of Texas Corporation                100%     Texas
  Northern Trust Bank of Texas N.A.               83.8%     National Bank

Northern Futures Corporation                       100%     Delaware,
                                                            (INACTIVE)

Northern Trust of Colorado Corporation             100%     Delaware
   Northern Trust Bank of Colorado                 100%     Colorado

Northern Trust Bank, FSB                           100%     Federal Savings
                                                            Bank

Northern Trust Holdings L.L.C.                     100%     Delaware

Northern Investment Corporation                    100%     Delaware

Northern Investment Management Company             100%     Delaware
                                                            (INACTIVE)

Northern Trust Securities, Inc.                    100%     Delaware

Northern Trust Services, Inc.                      100%     Illinois

Nortrust Realty Management, Inc.                   100%     Illinois

The Northern Trust Company of New York             100%     New York

Northern Trust Retirement Consulting, L.L.C.       100%     Delaware

Northern Trust Global Advisors, Inc.               100%     Delaware
   NT Global Advisors, Inc.                        100%     Ontario, Canada
   Northern Trust Global Advisors, Limited         100%     England
   The Northern Trust Company of Connecticut       100%     Connecticut
   NT Fund Advisors of Quebec, Inc.                100%     Quebec, Canada

NTC Capital I                                      100%     Delaware

NTC Capital II                                     100%     Delaware